VAN KAMPEN UNIT TRUSTS, SERIES 1202

                   Global Alternative Energy Portfolio 2012-2

               SUPPLEMENT TO THE PROSPECTUS DATED MARCH 15, 2012

   Notwithstanding anything to the contrary in the prospectus, the stock of Elster Group SE - ADR has been liquidated from the Portfolio set forth above because of a tender offer for this company.

Supplement Dated:   September 5, 201